Exhibit 99.1

FOR IMMEDIATE RELEASE

Melinta Therapeutics Announces One-for-Five Reverse Stock Split

NEW HAVEN, Conn., February 21, 2019 – Melinta Therapeutics, Inc. (NASDAQ: MLNT), a commercial-stage company focused on the development and commercialization of novel antibiotics to treat serious bacterial infections, today announced that its Board of Directors has approved a one-for-five reverse stock split of the Company’s common stock, par value $0.001. The reverse stock split, which was approved by the Company’s stockholders at a special meeting held on February 19, 2019, will be effective at 5:00 pm Eastern Time today. The Company’s common stock will trade on the Nasdaq Global Market on a split-adjusted basis under a new CUSIP number, 58549G 209, beginning on February 22, 2019.

The reverse stock split will affect all stockholders uniformly and will not alter any stockholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of the Company’s stockholders owning a fractional share as described below.

The reverse stock split will reduce the number of shares of common stock issued and outstanding from approximately 56 million to approximately 11 million. No fractional shares will be issued in connection with the reverse stock split. Each stockholder who would otherwise be entitled to receive a fraction of a share of the Company’s common stock will instead receive a cash payment based on the average last reported sales price of the Company’s common stock during the ten consecutive trading days ending on the last trading day prior to today.

As of the effective date of the reverse stock split, adjustments will be made under the Company’s stock incentive plan, including with respect to the aggregate number of shares of the Company’s common stock that may be delivered in connection with awards under the plan, the numerical share limits under the plan, the number of shares covered by each outstanding award under the plan, the price per share underlying each such award, and, if applicable, the performance objectives that must be achieved before such award will become earned, to proportionately reflect the reverse stock split.

The reverse stock split will also adjust the loan conversion rate and the conversion price under the loan agreement, as amended and restated, with Vatera Healthcare Partners LLC and Vatera Investment Partners LLC (collectively, “Vatera”) and the facility agreement, as amended, with certain funds under the management of Deerfield Management Company, L.P. (collectively, “Deerfield”), respectively, to proportionately reflect the reverse stock split. The warrants issued to Deerfield in January 2018 will also be adjusted to proportionately reflect the reverse stock split.

The Company anticipates closing the initial subordinated convertible loan funding in the principal amount of $75 million under the Vatera loan agreement (with an additional $5 million in principal amount being deemed funded by Deerfield) and effecting the previously disclosed amendments to the Deerfield loan documents on or about February 22, 2019.

Computershare Trust Company, N.A. is acting as the exchange agent and transfer agent for the reverse stock split. Computershare will provide instructions to stockholders with physical certificates regarding the process for exchanging their pre-split stock certificates for post-split stock certificates and receiving payment for any fractional shares. Additional information regarding the reverse stock split can be found in the Company’s revised definitive proxy statement filed with the Securities and Exchange Commission on January 29, 2019.

About Melinta Therapeutics

Melinta Therapeutics, Inc. is the largest pure-play antibiotics company, dedicated to saving lives threatened by the global public health crisis of bacterial infections through the development and commercialization of novel antibiotics that provide new therapeutic solutions. Its four marketed products include Baxdela® (delafloxacin), Vabomere® (meropenem and vaborbactam), Orbactiv® (oritavancin), and Minocin® (minocycline) for Injection. This portfolio provides Melinta with the unique ability to provide providers and patients with a range of solutions that can meet the tremendous need for novel antibiotics treating serious infections. Visit www.melinta.com for more information.

Forward Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made and include statements regarding: our strategic, operational and financial initiatives; disbursements under, closing conditions with respect to and the anticipated impact of the Vatera loans; compliance with the terms of our debt agreements; and the effectiveness of the reverse stock split. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies or prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for Melinta include, but are not limited to, risks relating to the effectiveness of the reverse stock split, including risks relating to the Company’s stock price, the liquidity of its common stock and its overall market capitalization; the fact that we have incurred significant operating losses since inception and will incur continued losses for the foreseeable future; our limited operating history; our need for future capital and risks related to our ability to obtain additional capital to fund future operations; risks related to the satisfaction of the closing conditions under the loan agreement with Vatera, including, appointment of Mr. Johnson as Chief Executive Officer of the Company, and effectiveness of the amendment to the Deerfield facility agreement and any consequences of a failure to consummate the Vatera loan financing, including a potential default under our credit agreement; uncertainties of cash flows and inability to meet working capital needs as well as other milestone, royalty and payment obligations; risks that may arise from the consummation of the Vatera loan financing and the effectiveness of the amendment to the Deerfield facility agreement, including potential dilution to our stockholders and the fact that Vatera will beneficially own a substantial portion of our common stock; the fact that our independent registered public accounting firm’s report on the Company’s 2016 and 2017 financial statements contains (and that the report on the Company’s 2018 financial statements may contain) an explanatory paragraph that states that our recurring losses from operations and our need to obtain additional capital raises substantial doubt about our ability to continue as a going concern; our substantial indebtedness; risks related to our commercial launches of our products and our inexperience as a company in marketing drug products; the degree of market acceptance of our products among physicians, patients, health care payors and the medical community; the pricing we are able to achieve for our products; failure to obtain and sustain an adequate level of reimbursement for our products by third-party payors; inaccuracies in our estimates of the market for and commercialization potential of our products; failure to maintain optimal inventory levels to meet commercial demand for any of our products; risks that our competitors are able to develop and market products that are preferred over our products; our dependence upon third parties for the manufacture and supply of our marketed products; failure to achieve the benefits of our recently completed transactions with Cempra and The Medicines Company; failure to positively resolve the disputes relating to the acquisition of the infectious disease business of The Medicines Company; failure to establish and maintain development and commercialization collaborations; uncertainty in the outcome or timing of clinical trials and/or receipt of regulatory approvals for our product candidates; undesirable side effects of our products; failure of third parties to conduct clinical trials in accordance with their contractual obligations; our ability to identify, develop, acquire or in-license products; difficulties in managing the growth of our company; the effects of recent comprehensive tax reform; risks related to failure to comply with extensive laws and regulations; product liability risks related to our products; failure to retain key personnel; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; risks relating to third party infringement of intellectual property rights; our ability to maintain effective internal control over financial reporting; unfavorable outcomes in any of the class action and shareholder derivative lawsuits currently pending against the Company; and the fact that a substantial number of shares of common stock may be sold into the public markets by one or more of our large stockholders in the near future. Many of these factors that will determine actual results are beyond Melinta’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2017, our revised definitive proxy statement filed January 29, 2019, and in other filings that Melinta makes and will make with the SEC. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

For More Information:

Media Inquiries:

Lindsay Rocco

Elixir Health Public Relations

+1 862-596-1304

lrocco@elixirhealthpr.com

Investor Inquiries:

Susan Blum

(212) 355-4449